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                                                                    EXHIBIT 99.2

             NOTICE OF GUARANTEED DELIVERY FOR NUEVO ENERGY COMPANY

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Nuevo Energy Company (the "Company") made pursuant to the Prospectus, dated ______________________, 1999 (the "Prospectus"), if certificates for the outstanding 9 1/2% Senior Subordinated Notes due 2008, Series A (the "Existing Notes") of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to State Street Bank and Trust Company ("Exchange Agent") as set forth below. Capitalized terms not defined herein have the meaning given to them in the Prospectus.

STATE STREET BANK AND TRUST COMPANY, Exchange Agent


by registered or certified mail:                     by hand or overnight delivery:

         State Street Bank and Trust Company                  State Street Bank and Trust Company
         Corporate Trust                                      Two Avenue de Lafayette
         Post Office Box 778                                  Fifth Floor, Corporate Trust Division
         Boston, Massachusetts 02110-0778                     Boston, Massachusetts 02110-1724
         Attention: MacKenzie Elijah                          Attention: MacKenzie Elijah
                   -------------------------------                      ---------------------------

Telephone: (617) 662-1525
Facsimile: (617) 662-1452

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, the signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.




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




Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Company the principal amount of Existing Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Existing Notes          If Existing Notes will be delivered
Tendered:                                   to DTC, provide account number.

$                                           Account Number:
 ---------------------------------------                   --------------------

Certificate Nos. (if available):


----------------------------------------

Total Principal Amount Represented by
Certificate(s):

$
 ---------------------------------------

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

                                                                         , 1999
--------------------------------------------------    -------------------
Signatures of Holder(s) or Authorized Signatory              Date

                                                                         , 1999
--------------------------------------------------    -------------------
Signatures of Holder(s) or Authorized Signatory              Date

         Must be signed by the holder(s) of Existing Notes as their name(s) appear(s) on certificates for Existing Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Existing Notes will be delivered by book-entry transfer to DTC, provide account number.

Please print name(s) and address(es)

Name(s):
        -----------------------------------------------------------------------
Capacity:
         ----------------------------------------------------------------------
Address(es):
            -------------------------------------------------------------------
Area Code and Telephone Number:
                               ------------------------------------------------
Account Number:
               ----------------------------------------------------------------



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



                                    GUARANTEE
                    (Not to be used for signature guarantees)

         The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Existing Notes being tendered hereby in proper form for transfer or confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at DTC pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case, together with one or more properly completed and duly executed letters of transmittal/or facsimile thereof or Agent's Message in lieu thereof and any other documents required by the Letter of Transmittal within five business days after the Expiration Date.

Name of Firm:
             ------------------------------------------------------------------
Address:
        -----------------------------------------------------------------------
Area Code & Telephone No.:
                          -----------------------------------------------------

----------------------------------------------
Authorized Signature

----------------------------------------------
Name (Please Type or Print)

----------------------------------------------
Title

                                        , 1999
----------------------------------------
Date


NOTE: DO NOT SEND CERTIFICATES OF EXISTING NOTES WITH THIS FORM. CERTIFICATES OF EXISTING NOTES SHOULD BE SENT ONLY WITH A COPY OF THE LETTER OF TRANSMITTAL.



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